Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Profit or loss [abstract]
Net loss	$ (16,633)	$ (17,948)	$ (7,323)
Items that may be reclassified subsequently to net loss
Exchange differences on translation of foreign operations	(990)	1,554	(296)
Total other comprehensive (loss) income	(990)	1,554	(296)
Total comprehensive loss	$ (17,623)	$ (16,394)	$ (7,619)